Exhibit 10.6

                                VSB Bancorp, Inc.
                    RESTATED 2000 INCENTIVE STOCK OPTION PLAN


1.       PURPOSE
         -------

         The purpose of the Restated 2000 Incentive Stock Option Plan (the "Plan") is to advance the interests of VSB Bancorp, Inc. (the "Company") and its shareholders by providing those key employees of the Company and its affiliates, upon whose judgment, initiative and efforts the successful conduct of the business of the Company and its affiliates largely depends, with additional incentive to perform in a superior manner. A purpose of the Plan is also to attract people of experience and ability to the service of the Company and its affiliates.

2.       DEFINITIONS
         -----------

         (a) "Affiliate" means (i) a member of a controlled group of corporations of which the Company is a member or (ii) an unincorporated trade or business which is under common control with the Company as determined in accordance with Section 414(c) of the Internal Revenue Code of 1986, as amended, (the "Code") and the regulations issued thereunder. For purposes hereof, a "controlled group of corporations" shall mean a controlled group of corporations as defined in Section 1563(a) of the Code determined without regard to Section 1563(a)(4) and (e)(3)(C).

         (b) "Award" means a grant of Incentive Stock Options under the provisions of this Plan.

         (c) "Board of Directors" or "Board" means the board of directors of the Company.

         (d) "Change in Control" of the Company, for purposes of this Plan, means an event of a nature that: (i) would be required to be reported in response to Item 1 of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 of the Securities Exchange Act of 1934 (the "Exchange Act"); or (ii) results in a Change in Control of Victory State Bank (the "Bank") within the meaning of the Change in Bank Control Act and the rules and regulations promulgated by the Federal Deposit Insurance Corporation (the "FDIC") at 12 C.F.R. ss.303, as in effect on the date hereof; or (iii) results in a transaction requiring prior approval of the Federal Reserve Board ("FRB"), under the Bank Holding Company Act of 1956 and the regulations promulgated thereunder by the FRB at 12 C.F.R. ss.225.11, as in effect on the date hereof or
(iv) without limitation, such a Change in Control shall be deemed to have occurred at such time as (A) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the Company's outstanding securities or
(B) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of a majority of the directors comprising the Incumbent Board, or whose nomination for election by the Company's stockholders was approved by the Incumbent Board, shall be, for purposes of this clause (B), considered as though he or she were a member of the Incumbent Board; or (C) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Company or similar transaction occurs in which the Company is not the resulting entity; or (D) a proxy statement shall be distributed soliciting proxies from shareholders of the Company, by someone other than the current management of the Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Company or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to the plan or transaction are exchanged for or
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converted into cash or property or securities not issued by the Company; or (E)
a tender offer is made for 20% or more of the voting securities of the Company.

         (e) "Committee" means a committee consisting of those members of the Incentive Stock Option Committee of the Company who are non-employee members of the Board of Directors, all of whom are "disinterested directors" as such term is defined under Rules 16b-3 under the Exchange Act, as promulgated by the Securities and Exchange Commission.

         (f) "Common Stock" means the Common Stock of the Company, par value, $0.0001 per share.

         (g) "Date of Grant" means the date an Award granted by the Committee is effective pursuant to the terms hereof.

         (h) "Disability" means disability as defined in the Bank's long term disability plan, or if not so defined, disability shall mean the permanent and total inability by reason of mental or physical infirmity, or both, of an employee to perform the work customarily assigned to him or her. Additionally, a medical doctor selected or approved by the Board of Directors must advise the Committee that it is either not possible to determine when such Disability will terminate or that it appears probable that such Disability will be permanent during the remainder of said Participant's lifetime.

         (i) "Fair Market Value" means, when used in connection with the Common Stock on a certain date: (i) if the bid and asked price of the Common Stock is reported by the National Association of Securities Dealers Automated Quotation System (as published by the Wall Street Journal, if published) on such date or if the Common Stock was not traded on such date, on the next preceding day on which the Common Stock was traded thereon or the last previous date on which a sale is reported, or (ii) if the bid and asked price of the Common Stock is not so reported, but the Common Stock is traded in the over-the-counter market, the mean of the highest bid price and the lowest asked price for the Common Stock on the date of grant as reported by the National Quotation Bureau, Inc. or any successor organization, or (iii) if a realistic and fair market value of such shares is not readily determinable, an estimation of the fair market value made by taking into consideration the market value of the shares of comparable financial institutions and the trend of the Company's earnings.

         (j) "Incentive Stock Option" means an Option granted by the Committee to a Participant.

         (k) "Non-Statutory Stock Option" means an Option granted by the Committee to a Participant and which is not deemed to be an Incentive Stock Option.

         (l)      "Option" means Award granted under Section 6.

         (m) "Participant" means an employee of the Company or its Affiliates chosen by the Committee to participate in the Plan.

         (n) "Plan Year(s)" means a calendar year or years commencing on or after January 1, 2000.

         (o) "Retirement" means termination of employment, which constitutes retirement under any tax qualified plan maintained by the Company or any of its Affiliates.

         (p) "Termination for Cause" means the termination upon an intentional failure to perform stated duties, personal dishonesty which results in loss to the Company or one of its Affiliates or willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order which results in substantial loss to the Company or one of its Affiliates.

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3.       ADMINISTRATION
         --------------

         The Plan shall be administered by the Committee. The Committee is authorized, subject to the provisions of the Plan, to establish and amend such rules and regulations as it deems necessary for the proper administration of the Plan and to make whatever determinations and interpretations in connection with the Plan it deems necessary or advisable. All determinations and interpretations made by the Committee shall be binding and conclusive on all Participants in the Plan and on their legal representatives and beneficiaries.

4.       STOCK SUBJECT TO THE PLAN
         -------------------------

         Subject to adjustment as provided in Section 10, the maximum number of shares reserved for purchase pursuant to the exercise of options granted under the Plan is 31,500 shares of Common Stock of the Company, par value $0.0001 per share.

5.       ELIGIBILITY
         -----------

         Key officers and other key employees of the Company or its Affiliates, as determined by the Committee, shall be eligible to receive Incentive Stock Options under the Plan. Directors who are not both employees and officers of the Company or its Affiliates shall not be eligible to receive Awards under the Plan.

6.       INCENTIVE STOCK OPTIONS
         -----------------------

         Grant of Options
         ----------------

         The Committee may, from time to time, grant Incentive Stock Options to eligible employees. Incentive Stock Options granted pursuant to the Plan shall be subject to the following terms and conditions:

         (a) Price. The purchase price per share of Common Stock deliverable upon the exercise of each incentive Stock Option shall be not less than 100% of the Fair Market Value of the Company's Common Stock on the Date of Grant. However, if a Participant owns stock possessing more than 10% of the total combined voting power of all classes of Common Stock of the Company, the purchase price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall not be less than 110% of the Fair Market Value of the Company's Common Stock on the Date of Grant. Shares may be purchased only upon payment of the full purchase price in cash.

         (b) Amounts of Options. Incentive Stock Options may be granted to any eligible employee in such amounts as determined by the Committee. The aggregate Fair Market Value (determined as of the time the option is granted) of the Common Stock with respect to which Incentive Stock Options granted are exercisable for the first time by the Participant during any calendar year (under all plans of the Participant's employer corporation and its parent and subsidiary corporations) shall not exceed $100,000.00. The provisions of this
Section 6(b) shall be construed and applied in accordance with Section 422(d) of the Code and the regulations, if any, promulgated thereunder. To the extent an award under this Section 6 exceeds this $100,000.00 limit, the portion of the award in excess of such limit shall be deemed a Non-statutory Stock Option.

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

         (c) Terms of Options. The term during which each Incentive Stock Option may be exercised shall be determined by the Committee, but in no event shall an Incentive Stock Option be exercisable in whole or in part more than 10 years from the Date of Grant. If at the time an Incentive Stock Option is granted to an employee, the employee owns Common Stock representing more than 10% of the total combined voting power of the Company (or, under Section 425(d) of the Code, is deemed to own Common Stock representing more than 10% of the total combined voting power of all such classes of Common Stock, by reason of the ownership of such classes of Common Stock, directly or indirectly, by or for any brother, sister, spouse, ancestor or lineal descendant of such employee, or by or for any corporation, partnership, estate or trust of which such employee is a shareholder, partner or beneficiary), the Incentive Stock Option granted to such employee shall not be exercisable after the expiration of five years from the Date of Grant. No Incentive Stock Option granted under this Plan is transferable except by will or the laws of descent and distribution and is exercisable in his lifetime only by the employee to whom it is granted.

         The Committee, in its discretion, may in issuing such options, include the following conditions in addition to those conditions otherwise set forth in this Plan: (i) A limitation upon the times during a year when options may be exercised; (ii) A limitation upon the portion of an optionee's options which may be exercised in any one year; and (iii) an age limitation upon the persons who may be granted options. The Committee shall determine the date on which each Incentive Stock Option shall become exercisable and may provide that an Incentive Stock Option shall become exercisable in installments. The shares comprising each installment may be purchased in whole or in part at any time after such installment becomes purchasable, provided that the amount able to be first exercised in a given year is consistent with the terms of Section 422 of the Code. The Committee may, in its sole discretion, accelerate the time at which any Incentive Stock Option may be exercised in whole or in part, provided that it is consistent with the terms of Section 422 of the Code. Notwithstanding the above, in the event of a Change in Control of the Company, all Incentive Stock Options shall become immediately exercisable.

         (d) Termination of Employment. Upon the termination of a Participant's service for any reason other than Disability, Retirement, Change in Control, death or Termination for Cause, the Participant's Incentive Stock Options shall be exercisable only as to those shares which were immediately purchasable by the Participant at the date of termination and only for a period of three months following termination. In the event of Termination for Cause all rights under the Participant's Incentive Stock Options shall expire upon termination.

         In the event of death or Disability of any employee, all Incentive Stock Options held by such Participant, whether or not exercisable at such time, shall be exercisable by the Participant or the Participant's legal representatives or beneficiaries for one year following the date of the Participant's death or cessation of employment due to Disability. Upon termination of the Participant's service due to Retirement, or a Change in Control, all Incentive Stock Options held by such Participant, whether or not exercisable at such time, shall be exercisable for a period of one year following the date of Participant's cessation of employment, provided, however, that such option shall not be eligible for treatment as an Incentive Stock Option in the event such option is exercised more than three months following the date of the Participant's Retirement. In no event shall the exercise period extend beyond the expiration of the Incentive Stock Option term.

         (e) Sale/Disposition of Option Shares/ Holding Period. No sale or other disposition of shares purchased pursuant to an option shall be permissible before one year after such purchase or transfer, or two years from the date of the grant, whichever is later (the "Holding Period"). Said Holding Period is intended to comply with the provisions of Sections 421 and 422 of the Code, and is subject to amendment in the event that said Code sections or any related Code section(s) shall be amended.

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

         (f) Compliance with Code. The options granted under the Plan are intended to qualify as incentive stock options within the meaning of Section 422 of the Code, but the Company makes no warranty as to the qualifications of any option as an incentive stock option within the meaning of Section 422 of the Code.

         (e) Sale/Disposition of Option Shares/ Holding Period. No sale or other disposition of shares purchased pursuant to an option shall be permissible before one year after such purchase or transfer, or two years from the date of the grant, whichever is later (the "Holding Period").

7.       SURRENDER OPTION
         ----------------

         In the event of a Participant's termination of employment as a result of death, Disability or Retirement, the Participant (or the Participant's personal representative(s), heir(s), or devisee(s)) may, in a form acceptable to the Committee, make application to surrender all or part of options held by such Participant in exchange for a cash payment from the Company of an amount equal to the difference between the Fair Market Value of the Common Stock on the date of termination of employment and the exercise price per share of the option on the Date of Grant. Whether the Committee accepts such application or the Company determines to make payment, in whole or part, is within the absolute and sole discretion of the Committee and the Company, it being expressly understood that the Committee and the Company are under no obligation to any Participant whatsoever to make such payments. In the event that the Committee accepts such application and the Company determines to make payment, such payment shall be in lieu of the exercise of the underlying option and such option shall cease to be exercisable.

8.       RIGHTS OF A SHAREHOLDER:  NON-TRANSFERABILITY
         ---------------------------------------------

         No Participant shall have any rights as a shareholder with respect to any shares covered by Incentive Stock Option until the date of issuance of a stock certificate for such shares. Nothing in this Plan or in any Award granted confers on any person any right to continue in the employ of the Company or its Affiliates or to continue to perform services for the Company or its Affiliates or interferes in any way with the right of the Company or its Affiliates to terminate a Participant's services as an officer or other employee at any time.

         No Award under the Plan shall be transferable by the optionee other than by will or the laws of descent and distribution and may only be exercised during his lifetime by the optionee, or by a guardian or legal representative.

9.       AGREEMENT WITH GRANTEES
         -----------------------

         Each Award will be evidenced by a written agreement, substantially in the form annexed hereto, executed by the Participant and the Company or its Affiliates which describes the conditions for receiving the Awards including the date of Award, the number of shares that may be acquired through its exercise, the purchase price per share, applicable periods and any other terms and conditions as may be required by the Board of Directors or applicable securities law.

10.      MANNER OF EXERCISE
         ------------------

         Each exercise of an option shall be by notice in writing to the Chief Executive Officer of the Company (except in the case of an exercise by the Chief Executive Officer, said notice shall be made to the Chairman), accompanied by payment in full of the option price of the shares then being purchased. Such

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

option price shall be payable in US Dollars upon the exercise of the option by cash, certified check, bank draft or money order payable to the order of the Company.

11.      DILUTION AND OTHER ADJUSTMENTS
         ------------------------------

         In the event of any change in the outstanding shares of Common Stock of the Company by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other share combination, or other similar corporate change, or other increase or decrease in such shares without receipt or payment of consideration by the Company, the Committee will make adjustments to previously granted Awards to prevent dilution or enlargement of the rights of the Participant, including any or all of the following:

         (a) adjustments in the aggregate number or kind of shares of Common Stock which may be awarded under the Plan;

         (b) adjustments in the number of shares which may be optioned to any single individual;

         (c) adjustments in the aggregate number or kind of shares of Common Stock covered by Awards already made under the Plan; and

         (d) adjustments in the purchase price of outstanding Incentive Stock Options.

         No such adjustments may, however, materially change the value of benefits available to a Participant under a previously granted Award.

12.      TAX WITHHOLDING
         ---------------

         There shall be deducted from each distribution of cash and/or Common Stock under the Plan the amount required by any governmental authority to be withheld for income and withholding tax purposes.

13.      AMENDMENT OF THE PLAN
         ---------------------

         The Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect, subject to any required approval by the Superintendent of Banks of the State of New York, provided however, the Board of Directors shall not without the affirmative vote of the holders of a majority of the outstanding Common Stock of the Company (i) increase the maximum number of shares for which options may be granted under the Plan, except as provided in
Section 11; (ii) reduce the minimum option price; (iii) extend the term of the Plan or the period during which options may be granted or exercised; (iv) amend the requirements as to the class of employees or persons eligible to receive options; or (v) change the number of shares which may be optioned to any one individual. No termination or amendment of the Plan may, without the consent of the individual to whom any option shall theretofore have been granted, adversely affect the rights of such individual under such option.

         Failure to ratify or approve amendments or modifications to subsections
(i) through (v) of this Section by shareholders shall be effective only as to the specific amendment or modification requiring such ratification. Other provisions, sections, and subsections of this Plan will remain in full force and effect.

         No such termination, modification or amendment may affect the rights of a Participant under an outstanding Award.

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

14.      EFFECTIVE DATE OF PLAN
         ----------------------

         The Plan shall become effective upon the approval by the holders of a majority of the outstanding shares of Common Stock of the Company.

15.      TERMINATION OF THE PLAN
         -----------------------

         The right to grant Awards under the Plan will terminate on January 11, 2010. The Board of Directors has the right to suspend or terminate the Plan at any time, provided that no such action will, without the consent of a Participant, adversely affect his or her rights under a previously granted Award.

16.      APPLICABLE LAW
         --------------

         The Plan will be administered in accordance with the laws of the State of New York.

17.      COMPLIANCE WITH SECTION 16
         --------------------------

         If this Plan is qualified under 17 C.F.R. ss.240.16b-3 of the Exchange Act Rules, with respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act.

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